iShares®

iShares Trust

Supplement dated August 1, 2025

to the currently effective Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”) for the

iShares 1-3 Year International Treasury Bond ETF (ISHG), iShares Core International Aggregate

Bond ETF (IAGG), and iShares International Treasury Bond ETF (IGOV)

(each, a “Fund” and collectively, the “Funds”)

Effective immediately, Divya Manek is added as a Portfolio Manager for each Fund. Accordingly, effective immediately, the following changes are made:

1.	Divya Manek is hereby added as a Portfolio Manager of each Fund to the applicable sections of each Fund’s Summary Prospectus, Prospectus and SAI.

2.	The following is added under the section of the Funds’ Prospectus entitled “Management of the Funds – Portfolio Managers”:

Divya Manek has been employed by BFA or its affiliates as a portfolio manager since 2019. She is a Managing Director of BlackRock, Inc.

3.	The following table is added under the section entitled “Investment Advisory, Administrative and Distribution Services - Portfolio Managers” of the Funds’ SAIs:

Divya Manek (as of June 30, 2025)

	Number of Other Accounts	Total Assets	Number of Other Accounts with Performance Fees	Total Assets

Registered Investment Companies	3	$4,509,000,000	0	N/A

Other Pooled Investment Vehicles	62	$132,929,000,000	0	N/A

Other Accounts	28	$26,283,000,000	0	N/A

4.	As of July 25, 2025, Divya Manek did not beneficially own shares of the Funds.

Effective immediately, John Hutson is no longer a Portfolio Manager for the Funds. All references to Mr. Hutson in the Summary Prospectus, Prospectus, and SAI for each Fund are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-NPM1-0825

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